UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2018

TRINITY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Restricted Stock Unit Award Agreements.

As previously reported in the Current Report on Form 8-K filed by Trinity Capital Corporation (the "Company") on December 21, 2018, the Board of Directors of the Company authorized, subject to certain conditions, the accelerated vesting to December 28, 2018 of certain previously awarded performance-based restricted stock units to Mr. John S. Gulas, President and Chief Executive Officer of the Company and Los Alamos National Bank ("LANB"), including those restricted stock units awarded to him pursuant to that certain Restricted Stock Unit Award Agreement, dated April 26, 2017, between the Company and Mr. Gulas (the "Restricted Stock Unit Award Agreement").  The accelerated vesting of the restricted stock units was approved by the Board of Directors of the Company in order to mitigate or eliminate certain negative tax consequences under Section 280G of the Internal Revenue Code of 1986, as amended, that may be triggered by the pending merger of the Company with and into Enterprise Financial Services Corp.

On December 27, 2018, the Company and Mr. Gulas entered into an Amendment to the Restricted Stock Unit Award Agreement (the "Amendment").  The Amendment extends Mr. Gulas' non-compete period from twelve to eighteen months and added a non-disparagement provision for the same eighteen month period.  All other terms of Mr. Gulas' Restricted Stock Unit Award Agreement remain in full force and effect.

All conditions to the accelerated vesting of the restricted stock units for Mr. Gulas and Thomas G. Dolan, the Chief Financial Officer of the Company and LANB, have now been satisfied.

Item 8.01 Other Events.

For the purposes of Rule 425 under the Securities Act of 1933, as amended, only that information contained in Item 5.02 relating solely to the proposed merger between the Company and Enterprise Financial Services Corp is being filed under this Item 8.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: January 2, 2019	By:	/s/ John S. Gulas
John S. Gulas President and Chief Executive Officer